Fourth Quarter and Full Year 2024 Earnings Call Tim Oliver, President & Chief Executive Officer Andy Wamser, Chief Financial Officer Stuart Mackinnon, Chief Operating Officer 1 Tuesday, March 4th, 2025

FORWARD-LOOKING STATEMENTS 2 This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “estimate,” “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “would,” “potential,” “positioned,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR Atleos Corporation’s (“NCR Atleos,” “Atleos” or the “Company”) plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company; the expected financial performance of the Company for 2025; the Company's net leverage ratio targets for year-end 2025 and long- term; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including key performance indicator targets and expectations for 2025; the Company's focus on advancing strategic growth initiatives and transforming the Company into a software-led ATM as a service company with a higher mix of recurring revenue streams, including the Company's focus on driving efficiencies and standardizing cloud-native service offerings; statements regarding redeployment priorities, and future capital allocation priorities and our expected free cash flow for 2025; and our expectations of NCR Atleos' ability to deliver increased value to customers and stockholders. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company's control, including the failure of NCR Atleos to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off; that NCR Atleos may incur material costs and expenses as a result of the spin-off; NCR Atleos' obligation to indemnify NCR Corporation (“Voyix” or “NCR Voyix”) pursuant to the agreements entered into connection with the spin-off (including with respect to material taxes) and the risk NCR Voyix may not fulfill any obligations to indemnify NCR Atleos under such agreements; that under applicable tax law, NCR Atleos may be liable for certain tax liabilities of NCR Voyix following the spin-off if NCR Voyix were to fail to pay such taxes; that agreements binding on NCR Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions, potential liabilities arising out of state and federal fraudulent conveyance laws; the fact that NCR Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR Voyix; that after the spin-off, certain of NCR Atleos' executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR Voyix; our ability to retain key employees; our ability to protect our systems and data from cybersecurity threats or other technological risks; extensive competition in our markets; risks related to our level of indebtedness; and risks related to evolving global laws and regulations relating to data privacy, data protection and information security. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Although the Company believes that assumptions underlying the forward-looking statements contained herein are reasonable, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Additional information concerning these and other factors identified in “Risk Factors,” “Management Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”) are available at https://www.sec.gov. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

NOTES TO INVESTORS NON-GAAP MEASURES. While Atleos reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: amounts in constant currency, adjusted gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); adjusted free cash flow-unrestricted; adjusted gross margin (non-GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA or Net Leverage Ratio; adjusted income from operations (non-GAAP); adjusted interest and other expense (non-GAAP); adjusted income tax expense (non-GAAP); effective income tax rate (non-GAAP); and adjusted net income attributable to Atleos (non-GAAP). These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of Atleos' website at www.ncratleos.com. Descriptions of many of these non-GAAP measures are also included in Atleos' SEC reports. TRADEMARKS. All trademarks, service marks and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annualized recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "LTM" means last twelve months. (iv) the term "ARPU" means average revenue per unit. (v) the term "ATMaaS" means ATM as a Service, our turnkey, end-to-end ATM platform solution. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Websites referenced in this presentation are not incorporated by reference into the presentation. 3

Business Update Tim Oliver President and Chief Executive Officer 4

NCR ATLEOS

Industry Leading Self-Service Banking Solutions Platform

~600K	~80K	+140	~20K
Global installed base of serviced ATMs	Largest independent network of owned and operated ATMs	Countries supported by our ATMs	Employees globally

Largest Independent ATM Network

Full Outsourcing Capabilities



GET $1000
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Transaction Processing

Extensive Hardware & Software Services

Software Design & Licensing

Device Design & Production

#1

ATMaaS and Managed Services Provider

#1

Independently owned and operated ATM network globally

#1

Provider of multi-vendor ATM software applications and middleware

NCR ATLEOS

5

Strong Finish in Q4 Achieved Full Year 2024 Objectives Carrying Momentum into 2025 Exceeded 2024 Adj. EPS and Free Cash Flow targets Executed tactical objectives, achieved productivity goals and higher customer service metrics Successful strategic execution of services led offering drove top and bottom-line growth Established a strong foundation for Atleos as a stand-alone company. Completed separation activities. Continued to drive growth across key P&L metrics with new highs in Revenue, Adj. EBITDA, Adj. EPS, and Free Cash Flow Increased revenue per device on the leading installed base led by services growth and N.A. transaction volumes Added customers and partners to our bank outsourcing solutions strategy Improved operational performance and customer service levels Service backlogs and pipelines are robust, reflecting the unique value we offer Ongoing hardware replacement cycle is a catalyst for hardware upgrades and adoption of outsourced services Shared self-service banking utilities are gaining traction globally Transaction volumes at our machines continue to grow by expanding new transaction types Outstanding First Year in 2024 with Strong Momentum Into 2025 6

Self-Service Banking Growth Strategy is Delivering Results

FY 2024 & Q4 Results

- 2024 Revenue above and Adj. EBITDA in-line with full year segment guidance
- Outsourcing strategy drove incremental revenue, with FY 2024 growth of 8% in services & software revenue and 9% in recurring revenue
- Full year 2024 ATMaaS revenue increased 27%, with Q4 ARR now over $210 million
- 2024 direct and indirect productivity initiatives drove over $100 million in gross savings, helping to offset split-related dyssynergies and inflation
- Adj. EBITDA margin expanded ~400 bps from Q1 to Q4 with sequential improvement each quarter

Business Developments

- ATMaaS Progress in 2024
  - Strong underlying growth: customers +38% in 2024 including 14 new customers in Q4; Year-end unit backlog , +77% y/y
  - Solution is now active in 11 countries, offered in 36 countries, with more expansion planned for 2025
  - Customer preference for "asset light" solution resulted in enhanced profitability: lower capex, faster payback, higher ROI
- Superior service delivery elevated throughout 2024, reinforcing Atleos as the industry leader
- Technology & solution innovation fueled strong order volume across all lines of business with strategic wins in all regions
- Robust hardware orders and pipeline suggests the industry is in the early stages of a multi-year refresh cycle

NCR ATLEOS

7

Network Continues to Efficiently Drive Incremental Transactions

FY 2024 & Q4 Results

- 2024 Revenue was in line with segment guidance; Adj. EBITDA exceeded segment guidance
- Double digit y/y growth in surcharge free withdrawals in 2024 led by the Allpoint network
- Strong y/y growth in ARPU in Q4 and FY 2024 due to transaction growth and optimization of the hardware base
- 2024 deposit transactions grew 191% y/y, including 239% y/y growth in Q4 fueled by increased adoption of Allpoint+ solution
- 2024 Adjusted EBITDA margin expanded 150 bps y/y led by transaction mix shift and operating leverage

Business Developments

- Strengthened the Allpoint network value proposition: added & enhanced relationships with key bank partners and high-quality retail partners
- Solidified position as a leading trusted partner in the financial institution outsourcing strategy drove our growth to outpace the market
- Deployed capabilities & infrastructure to support a broader set of transactions, including consumer and commercial deposits, cash recycling, tap technology, and ReadyCode
- Expanded international operations: Increased network presence in the U.K. and Spain; entered Greece; set up Italy for Q1 2025 launch

NCR ATLEOS
8

Effectively Executing and Refining Our Strategy 9 2025 Priorities Grow Efficiently ■ Prioritize growth initiatives with high potential returns and strategic value Service First ■ Our key strength and primary differentiator focused on best-in-class performance and availability Embrace Simplicity ■ Invest in people, systems, and processes to become nimbler and easier for customers to use 2024 Priorities Differentiate & Grow ■ Offer best-in-class solutions & service, and expand markets and transaction sets Optimize Resource Allocation ■ Disciplined approach to capital and expense allocation to best next option Complete Separation ■ Complete the transfer of operations in certain markets that remained after transaction close

Financial Review Andy Wamser Chief Financial Officer 10

Full Year 2024 Financial Results 11 $600 $700 $800 FY 2023 FY 2024 $3,500 $4,000 $4,500 FY 2023 FY 2024 Recurring Non-Recurring $4,191 $2,982 $4,317 $3,136 Revenue Adj. EBITDA $732 $781 • Revenue increased 3% y/y, consistent with guidance - Led by Services and Software businesses - Recurring Revenue mix increased 200 bps to 73% y/y - Core revenue (ex. Other) increased 3% y/y • Adjusted EBITDA increased 7% y/y, in-line with guidance when factoring in Voyix related and Fx headwinds - Adj. EBITDA Margin increased 60 bps • EPS (adj.) of $3.22 exceeded our guidance of $3.12 - Upside to guidance benefitted from lower-than- expected tax rate, interest and share count • Free Cash Flow (adj.) of $242 exceeded guidance of $205 - Adj. EBITDA to Adj. Free cash flow conversion of 31% - Benefitted from lower than expected cash taxes and timing of working capital movements 17.5% 18.1% $ in millions, except per share amounts +3% +7%

Core Segment Revenue Lines of Business FY 2024 Revenue Growth Self-Service Banking Segment Up 4% Services & Software Up 8% Services & Software Recurring Revenues Up 9% Hardware Down 3% (down due to shift outsourced services) Network Segment Up 1% ATM Network Transaction Services (excludes Liberty crypto business) Up 3% T&T Segment Flat Total Core Revenue Up 3% Drove Solid Growth in Right Areas in 2024 12 • In 2024 Atleos had great execution in driving incremental service revenue across our ATM platform • Growth in service business lines was robust in both Self-Service Banking and Network • As services continue to grow and comprise a greater share of overall results, it will help support and accelerate topline growth and drive margin expansion

$100 $150 $200 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $207 $193 $162 $178 $219 $600 $1,000 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Recurring Non-Recurring Q4 Revenue and EBITDA Exceeded Expectations 13 $ in millions ■ Q4 '24 Revenue of $1,108, +1% y/y ■ Q4 '24 Recurring Revenue of $790, +2% y/y ■ Adjusted EBITDA +23% y/y ■ Strong sequential Adjusted EBITDA improvement driven by continuous improvement initiatives ■ Adjusted EBITDA margin expanded 440 bps from Q1 to Q4 Consolidated Adjusted EBITDAConsolidated Revenue/Recurring $1,081 $793 $790 $1,078 $1,050 $763 19.2% 17.9% 15.4% $1,098 $777 $1,108 $790 16.2% 19.8%

$0 $50 $100 Q1 24 Q2 24 Q3 24 Q4 24 $38 $119 $0.00 $0.50 $1.00 Q1 24 Q2 24 Q3 24 Q4 24 Strong Earnings and Continued Free Cash Flow Generation in Q4 14 $ in millions, except per share amounts ■ Q4 was above the high-end of our guidance range ■ 73% y/y Adj. EPS growth and 25% sequential Adj. EPS growth is consistent with our projections that earnings would build through the year ■ Q4 Free Cash Flow was above our guidance range ■ Stronger than expected Q4 FCF benefitted from effective working capital management and timing of cash tax payments Adjusted Free Cash FlowNon-GAAP Diluted EPS $0.81 $16 $0.89 $0.41 $69 $1.11

$1,500 $1,600 $1,700 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 45% 60% 75% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $0 $100 $200 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $550 $625 $700 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $673 Recurring Revenue Mix % ARR 58% $1,532 $677 $167 $1,685 60% Up 200 bps y/y • 12 consecutive quarters of y/y growth in recurring revenue Up 10% y/y • Led by growth in Software and Services $158 Self-Service Banking Key Financial Metrics and KPIs $ in millions 15 +8% y/y +6% seq +24% y/y +8% seq $628 $134 21.3% 23.5% 24.7% Revenue Adjusted EBITDA Key Strategic Metrics $718 $665 $146 $181 25.2% 22.0%

$140 $180 $220 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $7.5 $8.3 $9.0 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $5 $10 $15 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $13.9 $20 $35 $50 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $49 LTM ARPU (in thousands)ARR (in millions) Up 5% y/y • Accelerating customer adoption • Emphasizing deals in higher yield regions $8.2 $16.1 $169 $47 $14.4 Up 25% y/y • Customer count increased 50% y/y • Launched 11 new markets in 2024 $212 $46 $52 $42 $13.5 $17.4 Bank Outsourcing Solutions (ATMaaS) Financial Metrics and KPIs $ in millions, except ARPU 16(1) Gross profit includes management’s estimates of certain cost allocations (2) Reflects LTM ARPU pro-forma for late Q4 unit additions. Excluding pro-forma adjustment LTM ARPU would have been $8.3 +24% y/y +6% seq +29% y/y +8% seq Revenue Gross Profit(1) Key Strategic Metrics $8.6(2)

$14.5 $15.5 $16.5 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Up 7% y/y • Continued to expand new and incremental transactions over our asset base • North America withdrawal volumes up 7% y/y and Deposits are up 191% y/y 55 70 85 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $0 $60 $120 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $150 $250 $350 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Network Managed Units (in thousands)LTM ARPU (in thousands) 83 $326 $103 $15.1 $16.1 78 Down 6% y/y • Pharmacy partners continue rationalizing low performing stores $332 $101 Network Key Financial Metrics and KPIs $ in millions, except ARPU 17 -2% y/y -5% seq +14% y/y +11% seq$310 $86 27.7% 31.0% 31.0% Revenue Adjusted EBITDA Key Strategic Metrics $323 $317 $100 $114 31.0% 36.0%

Revenue Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2023 FY 2024 Services & Software $514 $540 $542 $557 $2,013 $2,153 Transactional (Network segment) 303 319 324 309 1,243 1,255 Hardware 172 191 189 215 788 767 Total Core Revenues $989 $1,050 $1,055 $1,081 $4,044 $4,175 Other – Voyix 61 31 23 27 147 142 Total Atleos Revenue $1,050 $1,081 $1,078 $1,108 $4,191 $4,317 Gross Profit (Non-GAAP)(1) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Services & Software $163 $169 $184 $198 $714 Transactional (Network Segment) 83 96 99 107 385 Hardware 29 37 30 44 140 Corporate unallocated (37) (30) (30) (33) (130) Total Core Gross Profit $238 $272 $283 $316 $1,109 Other – Voyix 6 4 3 3 16 Total Atleos Gross Profit $244 $276 $286 $319 $1,125 Services & Software Momentum Drives Topline and Profit Growth 18 $ in millions (1) Refer to definitions in the supplementary section of the presentation. Adjusted gross profit (non-GAAP) for the product lines include management’s estimates of certain cost allocations. Supplementary product information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance.

(1) Reflects management’s assessment for FY 2024 capital expenditures. (2) Cash and cash equivalents as presented in our Consolidated Balance Sheets. (3) Refer to the definitions in the supplementary section of the presentation. Balance Sheet & Liquidity December 31, 2024 December 31, 2023 Liquidity $769 $676 Revolving Credit Availability $350 $337 Cash (unrestricted)(2) $419 $339 Total Debt $2,936 $3,014 Net Debt(3) $2,517 $2,675 Net Leverage Ratio(3) 3.2X 3.7X Free Cash Flow FY 2024 Adjusted EBITDA $781 Capital Expenditures ($126) Inventory Capitalized ($66) Adjusted Capital Expenditures ($192) Maintenance capital expenditures(1) ($76) Growth capital expenditures(1) ($69) ATMaaS capital expenditures(1) ($47) Cash paid for Taxes ($54) Cash paid for Interest ($271) Change in Working Capital ($22) Adj. Free Cash Flow – Unrestricted $242 Strong Financial Position and Significant Free Cash Flow 19 $ in millions *Net Leverage Ratio Decreased 0.5x

FY 2025 Outlook 20 FY 2025 Targets 2024 Base 2025 Guidance Core Revenue (excludes Voyix) $4,175 3% to 6% growth constant currency (est. FX impact -2%) Total Revenue $4,317 1% to 3% growth constant currency (est. FX impact -2%; Voyix related revenue down ~$100M) Total Adjusted EBITDA(1) $794 7% to 10% growth constant currency (est. FX impact -1%) Fully Diluted EPS (non-GAAP) $3.22 21% to 27% growth Adj. Free Cash Flow – Unrestricted $242 $260 - $300 million $ in millions, except per share amounts (1) Our Adjusted EBITDA calculation previously included certain amounts reported in Other income (expense), net. Beginning in 2025, we will exclude total Other income (expense), net from our Adjusted EBITDA calculation, which in 2024 would have resulted in Adjusted EBITDA of approximately $794 million.

FY 2024 Adj. EPS and Free Cash Flow Exceed Guidance Great Progress on Operational & Strategic Objectives Strong Finish to 2024 & Momentum into 2025 Solid Underlying Growth, Profit, and Cash Flow Expected in 2025 Takeaways 21

SUPPLEMENTARY MATERIALS 22

Recurring revenue - all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. Annualized recurring revenue or “ARR”- recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term- based software license arrangements that include customer termination rights. LTM - Last twelve months ARPU - average revenue per unit ATM - Automated teller machine ATM as a Service (“ATMaaS”) - our turnkey, end-to-end ATM platform solution, whereby we provide comprehensive managed services solutions to financial institutions Liquidity - Borrowing capacity under our senior secured Revolving Credit Facility plus unrestricted cash and cash equivalents Hardware revenue - revenue related to ATM and other hardware sales Services revenue - revenue related to hardware and software maintenance, professional services, and ATMaaS Software revenue - revenue related to software license, software maintenance and professional installation services Transactional revenue - revenue related to payment transaction processing services, interchange and other network revenue as well as Bitcoin-related revenue Certain Terms & Key Performance Indicators (KPIs) 23

NON-GAAP MEASURES 24 While Atleos reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding Atleos’ financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Adjusted Gross Margin (non-GAAP), Adjusted Gross Margin Rate (non-GAAP), Adjusted Operating Expenses (non- GAAP), Adjusted Income from Operations (non-GAAP), Adjusted Operating Margin Rate (non-GAAP), Adjusted Interest and Other (Expense) (non-GAAP), Adjusted Income Tax Expense (non-GAAP), Adjusted Effective Income Tax Rate (non-GAAP), and Adjusted Net Income from Continuing Operations Attributable to Atleos (non-GAAP). Atleos’ non-GAAP diluted EPS, adjusted gross margin (non-GAAP), adjusted gross margin rate (non-GAAP), adjusted operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), adjusted effective income tax rate (non-GAAP), and adjusted net income from continuing operations attributable to Atleos (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including separation-related costs, amortization of acquisition related intangibles, stock-based compensation expense, transformation and restructuring activities, and Voyix legal and environmental indemnification expense from Atleos’ GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to Atleos, respectively. Due to the nature of these special items, Atleos’ management uses these non-GAAP measures to evaluate year-over-year operating performance. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos’ underlying operational performance, as well as consistency and comparability with Atleos’ past reports of financial results. Adjusted Free Cash Flow-Unrestricted (FCF). Atleos defines adjusted free cash flow-unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestment in the trade receivables facility established in the fourth quarter of 2023 due to fluctuations in the outstanding balance of receivables sold, plus/minus financing payments/receipts of owned ATM capital expenditures, plus pension contributions and pension settlements, and plus legal and environmental indemnification payments made to Voyix. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not yet remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. Atleos’ management uses adjusted free cash flow-unrestricted to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, adjusted free cash flow-unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company’s existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repayment of the Company’s debt obligations. Adjusted free cash flow-unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted free cash flow- unrestricted does not have uniform definitions under GAAP and, therefore, Atleos’ definitions may differ from other companies’ definitions of these measures.

NON-GAAP MEASURES 25 Net Debt. Atleos determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt as presented on the face of the Consolidated Balance Sheets. Atleos believes that Net Debt provides useful information to investors because Atleos’ management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor Atleos’ Net Debt as part of their assessments of Atleos’ business. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). Atleos determines Adjusted EBITDA based on GAAP Net income attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); plus stock-based compensation expense; plus Voyix legal and environmental indemnification expense; plus other special (expense) income items. These adjustments are considered non-operational or non- recurring in nature and are excluded from the Adjusted EBITDA metric utilized by our chief operating decision maker (“CODM”) in evaluating segment performance and are separately delineated to reconcile back to total reported income attributable to Atleos. Atleos uses Adjusted EBITDA to manage and measure the performance of its business segments. Atleos also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. Atleos believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Net Leverage Ratio. Atleos believes that its ratio of Net Debt to Adjusted EBITDA, or Net Leverage Ratio, provides useful information to investors because it is an indicator of the Company’s ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Constant Currency. Atleos presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, Atleos’ management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. Atleos’ management believes that presentation of financial measures without these results is more representative of the Company’s period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors.

NON-GAAP MEASURES 26 With respect to our Adjusted EBITDA, adjusted free cash flow-unrestricted and non-GAAP diluted earnings per share forward-looking guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income, GAAP cash flow from operating activities and GAAP diluted earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. In 2024, our Adjusted EBITDA calculation previously included certain amounts reported in Other income (expense), net. Beginning in 2025, we will exclude total Other income (expense), net from our Adjusted EBITDA calculation. Atleos management’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of Atleos’ website at www.ncratleos.com.

Q4 2024 Q4 2023 % Change FY 2024 FY 2023 % Change Revenue $1,108 $1,098 1% $4,317 $4,191 3% Gross Margin 297 198 50% 1,033 933 11% Gross Margin Rate 26.8% 18.0% 23.9% 22.3% Operating Expenses 146 163 (10)% 584 662 (12)% % of Revenue 13.2% 14.8% 13.5% 15.8% Operating Income 151 35 331% 449 271 66% % of Revenue 13.6% 3.2% 10.4% 6.5% Interest and other expense, net (77) (155) (50)% (310) (164) 89% Income Tax Expense (Benefit) 25 44 47 239 Effective Income Tax Rate 33.8% (36.7)% 33.8% 223.4% Net Income (Loss) attributable to Atleos $46 $(165) 128% $91 $(134) 168% Diluted EPS attributable to Atleos $0.61 $(2.34) 126% $1.23 $(1.90) 165% $ in millions, except per share amounts Q4 2024 GAAP RESULTS 27

Q4 2024 Q4 2023 % Change FY 2024 FY 2023 % Change Revenue $1,108 $1,098 1% $4,317 $4,191 3% Adjusted Gross Margin (non-GAAP) 319 272 17% 1,125 1,070 5% Adjusted Gross Margin Rate (non-GAAP) 28.8% 24.8% 26.1% 25.5% Adjusted Operating Expenses (non-GAAP) 132 122 8% 506 473 7% % of Revenue 11.9% 11.1% 11.7% 11.3% Adjusted Income from Operations (non-GAAP) 187 150 25% 619 597 4% % of Revenue (Adjusted Operating Margin Rate) 16.9% 13.7% 14.3% 14.2% Adjusted Interest and other expense (non-GAAP) (79) (84) (6)% (315) (99) 218% Adjusted Income Tax Expense (non-GAAP) 22 18 22% 64 132 (52)% Adjusted Effective Income Tax Rate (non-GAAP) 20.4% 27.3% 21.1% 26.5% Adjusted Net Income (Loss) attributable to Atleos (non-GAAP) $83 $47 77% $239 $364 (34)% Diluted EPS attributable to Atleos (non-GAAP) $1.11 $0.64 73% $3.22 $4.96 (35)% $ in millions, except per share amounts Q4 2024 OPERATIONAL RESULTS (Non-GAAP) 28

Q4 2024 % of Revenue Q4 2023 % of Revenue Net income (loss) Attributable to Atleos (GAAP) $46 4.2% $(165) (15.0)% Interest Expense 72 6.5% 75 6.8% Interest Income (2) (0.2)% (5) (0.5)% Income Taxes 25 2.2% 44 4.0% Depreciation and Amortization expense 44 4.0% 43 3.9% Acquisition-related amortization of intangibles 23 2.1% 24 2.2% Stock-based compensation expense 10 0.9% 23 2.1% Separation costs (1) (0.1)% 84 7.7% Transformation and restructuring costs 8 0.7% 22 2.0% Pension mark-to-market adjustments (38) (3.4)% 33 3.0% Voyix environmental indemnification expense 12 1.1% — —% Loss on debt extinguishment 20 1.8% — —% Adjusted EBITDA (Non-GAAP) $219 19.8% $178 16.2% GAAP TO NON-GAAP RECONCILIATION $ in millions 29

Q3 2024 % of Revenue Q2 2024 % of Revenue Q1 2024 % of Revenue Net income (loss) Attributable to Atleos (GAAP) $24 2.2% $29 2.7% $(8) (0.8)% Interest Expense 79 7.3% 79 7.3% 79 7.5% Interest Income (1) (0.1)% (2) (0.2)% (2) (0.2)% Income Taxes 14 1.3% 4 0.4% 4 0.4% Depreciation and Amortization 45 4.2% 43 4.0% 44 4.2% Acquisition-related amortization of intangibles 24 2.2% 23 2.1% 25 2.4% Stock-based compensation expense 9 0.8% 9 0.8% 10 1.0% Separation costs 5 0.5% 6 0.6% 9 0.8% Acquisition-related costs (1) (0.1)% (4) (0.4)% — —% Transformation and restructuring costs 7 0.7% 6 0.6% 1 0.1% Voyix environmental indemnification expense 2 0.2% — —% — —% Adjusted EBITDA (Non-GAAP) $207 19.2% $193 17.9% $162 15.4% GAAP TO NON-GAAP RECONCILIATION $ in millions 30

FY 2024 % of Revenue FY 2023 % of Revenue Net income (loss) Attributable to Atleos (GAAP) $91 2.1% $(134) (3.2)% Interest Expense, net (1) 309 7.2% 90 2.2% Interest Income (7) (0.2)% (5) (0.1)% Income Taxes 47 1.1% 239 5.7% Depreciation and Amortization 176 4.1% 151 3.6% Acquisition-related amortization of intangibles 95 2.2% 98 2.3% Stock-based compensation expense 38 0.9% 68 1.6% Separation costs 19 0.4% 170 4.1% Acquisition-related costs (5) (0.1)% — —% Transformation and restructuring 22 0.5% 28 0.7% Pension mark-to-market adjustments (38) (0.9)% 27 0.6% Voyix environmental indemnification expense 14 0.3% — —% Loss on debt extinguishment 20 0.5% — —% Adjusted EBITDA (Non-GAAP) $781 18.1% $732 17.5% GAAP TO NON-GAAP RECONCILIATION $ in millions 31 (1) Includes Related party interest expense, net, as presented in the Consolidated Statement of Operations in the twelve months ended December 31, 2023.

Q4 2024 Q4 2023 FY 2024 FY 2023 Income from Operations (GAAP) $151 $35 $449 $271 Transformation and restructuring costs 4 3 18 9 Stock-based compensation expense 10 23 38 68 Acquisition-related amortization of intangibles 23 24 95 98 Acquisition-related costs — — 1 — Separation costs (1) 65 18 151 Depreciation and Amortization 44 43 176 151 Other income (expense), net (9) (14) (13) (14) Non-controlling interest (3) (1) (1) (2) Adjusted EBITDA (non-GAAP) $219 $178 $781 $732 GAAP TO NON-GAAP RECONCILIATION $ in millions 32

GAAP TO NON-GAAP RECONCILIATION $ in millions Gross Margin Gross Margin rate Operating Expenses Income (loss) from operations Interest & Other Expenses, Net Income Tax Expense (Benefit) Effective Income Tax Rate Net Income (loss) attributable to Atleos GAAP Results $297 26.8% $146 $151 $(77) $25 33.8% $46 Plus: Special Items Transformation and restructuring costs 2 0.2% (2) 4 4 1 7 Stock-based compensation expense 2 0.2% (8) 10 — — 10 Acquisition-related amortization of intangibles 19 1.7% (4) 23 — 3 20 Separation costs (1) (0.1)% — (1) — (1) — Voyix environmental indemnification expense — —% — — 12 3 9 Loss on Debt Extinguishment — —% — — 20 — 20 Pension mark-to-market adjustments — —% — — (38) (9) (29) Non-GAAP Adjusted Results $319 28.8% $132 $187 $(79) $22 20.4% $83 Q4 2024 33

GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Gross Margin Gross Margin rate Operating Expenses Income (loss) from operations Interest & Other Expenses, Net Income Tax Expense (Benefit) Effective Income Tax Rate Net Income attributable to Atleos Diluted earnings (loss) per share (1) GAAP Results $1,033 23.9% $584 $449 $(310) $47 33.8% $91 $1.23 Plus: Special Items Transformation and restructuring costs 7 0.2% (11) 18 4 2 20 0.27 Stock-based compensation expense 5 0.1% (33) 38 — 3 35 0.47 Acquisition-related amortization of intangibles 80 1.9% (15) 95 — 21 74 0.99 Acquisition-related costs — —% (1) 1 (6) (1) (4) (0.05) Separation costs — —% (18) 18 1 3 16 0.21 Voyix environmental indemnification expense — —% — — 14 3 11 0.15 Valuation allowance and other tax adjustments — —% — — — (5) 5 0.07 Loss on Debt Extinguishment — —% — — 20 — 20 0.27 Pension mark-to-market adjustments — —% — — (38) (9) (29) (0.39) Non-GAAP Adjusted Results $1,125 26.1% $506 $619 $(315) $64 21.1% $239 $3.22 FY 2024 34 (1) Based upon weighted average dilutive shares of 74.2 million for the twelve months ended December 31, 2024.

NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION

	Q4 2024[1]	Q3 2024[1]	Q2 2024[1]	Q1 2024[2]
GAAP Diluted Earnings per Share	**$0.61**	**$0.32**	**$0.39**	**$(0.11)**
Plus: Special Items				
Transformation and restructuring costs	0.09	0.09	0.07	0.01
Stock-based compensation expense	0.13	0.11	0.11	0.12
Acquisition-related amortization of intangibles	0.27	0.25	0.23	0.25
Acquisition-related costs	—	(0.01)	(0.04)	—
Separation costs	—	0.07	0.05	0.10
Voyix environmental indemnification expense	0.12	0.03	—	—
Valuation allowance and other tax adjustments	—	0.03	—	0.04
Loss on Debt Extinguishment	0.27	—	—	—
Pension mark-to-market adjustments	(0.38)	—	—	—
Non-GAAP Diluted Earnings per Share	**$1.11**	**$0.89**	**$0.81**	**$0.41**

(1) Based upon weighted average dilutive shares of 75.0 million, 74.5 million, and 73.7 million for the three months ended December 31, 2024, September 30, 2024, and June 30, 2024, respectively.

(2) For the three months ended March 31, 2024, due to the net loss attributable to Atleos common stockholders, potential common shares that would have caused dilution, such as restricted stock units and stock options, have been excluded from the GAAP diluted share count because their effect would have been anti-dilutive. The dilutive impact of these shares are included in the calculation of non-GAAP diluted EPS, which is based upon weighted average dilutive shares of 73.1 million. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

NCR ATLEOS

35

NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION

Q4 2023

$ in millions, except per share amounts

	Gross Margin	Gross Margin rate	Operating Expenses	Income (loss) from operations	Interest & Other Expenses, Net	Income Tax Expense (Benefit)	Effective Income Tax Rate	Net Income attributable to Atleos	Diluted Earnings per Share[1]
GAAP Results	**$198**	**18.0%**	**$163**	**$35**	**$(155)**	**$44**	**(36.7)%**	**$(165)**	**$(2.34)**
Plus: Special Items									
Transformation and restructuring costs	1	0.1%	(2)	3	19	—		22	0.30
Stock-based compensation expense	2	0.2%	(21)	23	—	2		21	0.29
Acquisition-related amortization of intangibles	20	1.8%	(4)	24	—	6		18	0.25
Separation costs	51	4.7%	(14)	65	19	3		81	1.10
Valuation allowance and other tax adjustments	—	—%	—	—	—	(42)		42	0.57
Pension mark-to-market adjustments	—	—%	—	—	33	5		28	0.38
Non-GAAP Adjusted Results	**$272**	**24.8%**	**$122**	**$150**	**$(84)**	**$18**	**27.3%**	**$47**	**$0.64**

(1) For the three months ended December 31, 2023, due to the net loss attributable to Atleos common stockholders, potential common shares that would have caused dilution, such as restricted stock units and stock options, have been excluded from the GAAP diluted share count because their effect would have been anti-dilutive. The dilutive impact of these shares are included in the calculation of non-GAAP diluted EPS, which is based upon weighted average dilutive shares of 73.4 million. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

NCR ATLEOS

36

GAAP TO NON-GAAP RECONCILIATION $ in millions Gross Margin Gross Margin rate Operating Expenses Income (loss) from operations Interest & Other Expenses, Net Income Tax Expense (Benefit) Effective Income Tax Rate Net Income attributable to Atleos GAAP Results $933 22.3% $662 $271 $(164) $239 223.4% $(134) Plus: Special Items Transformation and restructuring costs 1 —% (8) 9 19 1 27 Stock-based compensation expense 20 0.5% (48) 68 — 5 63 Acquisition-related amortization of intangibles 65 1.5% (33) 98 — 24 74 Separation costs 51 1.2% (100) 151 19 (98) 268 Valuation allowance and other tax adjustments — —% — — — (42) 42 Pension mark-to-market adjustments — —% — — 27 3 24 Non-GAAP Adjusted Results $1,070 25.5% $473 $597 $(99) $132 26.5% $364 FY 2023 37

NCR ATLEOS

Q4 2024 SEGMENT RESULTS – GAAP*

$ in millions

	Self-Service Banking	Network	T&T	Other(1)	Corporate(2) Unallocated	Total
Product Revenue	$242	$15	$3	$13	$—	**$273**
Service Revenue	$476	$302	$43	$14	$—	**$835**
Total Revenue	$718	$317	$46	$27	$—	**$1,108**
Cost of Products	$177	$14	$2	$12	$11	**$216**
Cost of Services	$316	$210	$32	$12	$25	**$595**
SG&A and R&D Expenses(3)	$59	$28	$4	$2	$53	**$146**
Income from Operations	$166	$65	$8	$1	$(89)	**$151**

* Figures presented in this table are calculated in accordance with U.S. GAAP. In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to assess segment performance and allocate the Company resources. No other measures, including income from operations, are considered by management in assessing performance nor does the chief operating decision maker use income from operations when assessing performance. Therefore, Adjusted EBITDA is considered the Company's GAAP measure of segment profit or loss. The supplementary segment-level information included on this slide is provided for modeling purposes only.

(1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix.
(2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment.
(3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

NCR ATLEOS

38

NCR ATLEOS

Q4 2024 SEGMENT RESULTS - NON-GAAP

$ in millions

	Self-Service Banking	Network	T&T	Other[1][4]	Corporate[2][4] Unallocated	Total[4]
Product Revenue	$242	$15	$3	$13	$—	**$273**
Service Revenue	$476	$302	$43	$14	$—	**$835**
Total Revenue	$718	$317	$46	$27	$—	**$1,108**
Adjusted Cost of Products (non-GAAP)	$177	$14	$2	$12	$10	**$215**
Adjusted Cost of Services (non-GAAP)	$316	$191	$32	$12	$23	**$574**
Adjusted SG&A and R&D Expenses[3] (non-GAAP)	$59	$25	$4	$2	$42	**$132**
Adjusted Income from Operations (non-GAAP)	$166	$87	$8	$1	$(75)	**$187**
Adjusted EBITDA (non- GAAP)	$181	$114	$8	$(2)	$(82)	**$219**

[1] Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix.
[2] Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment.
[3] Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.
[4] In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to measure segment performance. Therefore, Adjusted EBITDA for the reportable segments is considered its GAAP measure of segment profit and loss. We have provided Adjusted EBITDA for Other, Corporate and Total Company on a supplementary basis in order to facilitate a reconciliation of total Adjusted EBITDA to consolidated net income. Supplementary segment-level information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance.

NCR ATLEOS
39

GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Separation Costs Non-GAAP Self Service Banking $177 $— $— $— $— $177 Network 14 — — — — 14 T&T 2 — — — — 2 Other 12 — — — — 12 Corporate Unallocated 11 — (1) — — 10 Total Cost of Products 216 — (1) — — 215 Self Service Banking 316 — — — — 316 Network 210 — — (19) — 191 T&T 32 — — — — 32 Other 12 — — — — 12 Corporate Unallocated 25 (2) (1) — 1 23 Total Cost of Services 595 (2) (1) (19) 1 574 Self Service Banking 59 — — — — 59 Network 28 — — (3) — 25 T&T 4 — — — — 4 Other 2 — — — — 2 Corporate Unallocated 53 (2) (8) (1) — 42 Total SG&A and R&D Expenses 146 (2) (8) (4) — 132 Self Service Banking 166 — — — — 166 Network 65 — — 22 — 87 T&T 8 — — — — 8 Other 1 — — — — 1 Corporate Unallocated (89) 4 10 1 (1) (75) Total Income from Operations $151 $4 $10 $23 $(1) $187 Q4 2024 GAAP TO NON-GAAP Segment Reconciliation $ in millions 40 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary segment-level information provided on the preceding slides and the adjustments to arrive at the non-GAAP amounts.

GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Separation Costs Non-GAAP GROSS PROFIT(1) Software and Services $198 $— $— $— $— $198 Transactional 88 — — 19 — 107 Hardware 44 — — — — 44 Corporate unallocated (36) 2 2 — (1) (33) Total Core Gross Profit(1) 294 2 2 19 (1) 316 Other - Voyix 3 — — — — 3 Total Atleos Gross Profit(1) $297 $2 $2 $19 $(1) $319 Q4 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 41 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Non-GAAP GROSS PROFIT(1) Software and Services $713 $1 $— $— $714 Transactional 305 — — 80 385 Hardware 140 — — — 140 Corporate unallocated (141) 6 5 — (130) Total Core Gross Profit(1) 1,017 7 5 80 1,109 Other - Voyix 16 — — — 16 Total Atleos Gross Profit(1) $1,033 $7 $5 $80 $1,125 FY 2024 GAAP TO NON-GAAP Product Reconciliation $ in millions 42 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Separation Costs Non-GAAP GROSS PROFIT(1) Software and Services $183 $1 $— $— $— $184 Transactional 79 — — 20 — 99 Hardware 30 — — — — 30 Corporate unallocated (33) 1 1 — 1 (30) Total Core Gross Profit(1) 259 2 1 20 1 283 Other - Voyix 3 — — — — 3 Total Atleos Gross Profit(1) $262 $2 $1 $20 $1 $286 Q3 2024 GAAP* TO NON-GAAP Product Reconciliation $ in millions 43 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Non-GAAP GROSS PROFIT(1) Software and Services $170 $— $— $(1) $169 Transactional 76 — — 20 96 Hardware 37 — — — 37 Corporate unallocated (34) 3 1 — (30) Total Core Gross Profit(1) 249 3 1 19 272 Other 4 — — — 4 Total Atleos Gross Profit(1) $253 $3 $1 $19 $276 Q2 2024 GAAP* TO NON-GAAP Product Reconciliation $ in millions 44 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

GAAP* Stock Based Compensation Acquisition Related Amortization of Intangibles Non-GAAP GROSS PROFIT(1) Software and Services $162 $— $1 $163 Transactional 62 — 21 83 Hardware 29 — — 29 Corporate unallocated (38) 1 — (37) Total Core Gross Profit(1) 215 1 22 238 Other 6 — — 6 Total Atleos Gross Profit(1) $221 $1 $22 $244 Q1 2024 GAAP* TO NON-GAAP Product Reconciliation $ in millions 45 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Q4 2024 Q4 2023 FY 2024 FY 2023 Cash provided by operating activities $80 $8 $344 $355 Total capital expenditures $(31) $(47) $(126) $(132) Restricted cash settlement activity $69 $(8) $21 $(27) Initial sale of accounts receivables $— $(166) $— $(166) Pension contributions $1 $145 $3 $154 Adjusted Free Cash Flow-Unrestricted $119 $(68) $242 $184 $ in millions GAAP TO NON-GAAP RECONCILIATION 46

Q3 2024 Q2 2024 Q1 2024 Cash provided by operating activities $107 $9 $148 Total capital expenditures $(33) $(32) $(30) Restricted cash settlement activity $(37) $7 $(18) Pension contributions $1 $— $1 Transfer of temporary funds back to Voyix (1) $— $32 $(32) Adjusted Free Cash Flow-Unrestricted $38 $16 $69 $ in millions GAAP TO NON-GAAP RECONCILIATION 47 (1) As of March 31, 2024, cash provided by operating activities included approximately $32 million of cash related to a temporary transfer of funds from Voyix in March, which was remitted back to Voyix in April.

THANK YOU 48